UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

April 20, 2018

Commission file number: 000-28837

NEW JERSEY MINING COMPANY

(Exact Name of Registrant as Specified in its Charter)

Idaho	82-0490295
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

201 N. 3rd Street, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(zip code)

Registrant's telephone number, including area code: (208) 625-9001

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.02 Unregistered Sales of Equity Securities.

On April 20, 2018, Hecla Silver Valley, Inc. purchased 3,846,154 shares and 1,923,077 warrants of New Jersey Mining Company (the “Company”), totaling US $500,000 of gross proceeds to the Company.  The shares and warrants were sold upon the same terms as the Company’s most recent private placement where units were sold at a price of US $0.13 per unit.  Each unit consisted of one share of common stock and one-half common stock purchase warrant exercisable at a price of US $0.22 for a period of 24 months. No commissions will be paid on the sale.

The above-described sale and issuance of the units, common shares and warrants (and the issuance of shares of common stock upon exercise thereof) were not registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any state; are subject to resale restrictions and may not be offered or sold in the United States absent registration under the Securities Act. The foregoing sale of securities has been determined to be exempt from registration in reliance on Section 4(a)(2) of the Securities Act, as transactions by an issuer not involving a public offering in which the investor is accredited and has acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof.

On March 30, 2018, the Company closed a de minimis private placement consisting of a total of 5,012,423 units sold at a price of US $0.13 per unit, which included 5,012,423 shares, 2,506,212 warrants and gross proceeds to the Company of US $607,571 after commissions. Each unit consisted of one share of common stock and one-half common stock purchase warrant exercisable at a price of US $0.22 for a period of 24 months.

The above-described sale and issuance of the units, common shares and warrants (and the issuance of shares of common stock upon exercise thereof) were not registered under the Securities Act of 1933, as amended (“Securities Act”), or the securities laws of any state; are subject to resale restrictions and may not be offered or sold in the United States absent registration under the Securities Act. The foregoing sale of securities has been determined to be exempt from registration in reliance on the safe harbor provided by Regulation D, 506(b) and Section 4(a)(2) of the Securities Act, as transactions by an issuer not involving a public offering in which the investors are accredited and have acquired the securities for investment purposes only and not with a view to or for sale in connection with any distribution thereof. The securities constituted less than 5% of the number of shares outstanding and no report needed to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW JERSEY MINING COMPANY

By:   /s/ John Swallow

John Swallow

Its:  President & CEO

Date: April 25, 2018